UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

CCC Information Services Group Inc.

(Exact name of registrant as specified in its chapter)

Delaware	000 - 28600	54-1242469

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

World Trade Center Chicago
444 Merchandise Mart
Chicago, Illinois 60654

(Address of Principal Executive Offices)

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312-222-4636

(Registrant's telephone number, including area code)

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ITEM 8.01 - OTHER EVENTS

On February 16, 2005, CCC Information Services Group Inc. issued a press release to report its financial results for the fiscal quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

99.1   Press Release issued February 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2005	CCC INFORMATION SERVICES GROUP INC.

	By:	/s/Githesh Ramamurthy
Githesh Ramamurthy
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued February 16, 2005.